SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: - July 24, 2001

                               BRL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)



                  Delaware                   0-15260              88-0218411
                Jurisdiction of           Commission File      I. R. S. Employer
                Incorporation                Number             Identification
                                                                     Number

         340 Granite Street, Suite 200, Manchester, NH  03102
         (Address of principal executive offices)
         -----------------------------------------------------


                  Registrant's telephone number:    (603) 641-8443

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

(a) On July 24, 2001, the Registrant terminated Ferrari & Associates, P. C. ("former accountants") as its certifying accountant and retained Good Swartz Brown & Berns, LLP (GSBB) as its certifying accountant. Prior to
         retaining  Good  Swartz  Brown  &  Berns,   LLP  as  its  independent
         accountant, the Registrant did not consult with or obtain oral or written advice from them.

(b) In connection with the audits of the financial statements of the Registrant for the fiscal years ended June 30, 1999 and 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreement in their report. No disagreements occurred between the Registrant and former accountants on any accounting, auditing or reporting issue in any subsequent interim period through the date of their dismissal.

(c) Except for an explanatory paragraph concerning the Registrant's ability to continue as a going concern, none of the former accountants' reports on the Registrant's financial statements for the fiscal years ended June 30, 1999 through 2000 contained an adverse opinion or disclaimer of opinion, nor was it qualified as to uncertainty, audit scope or accounting principles.

(d) A letter from the former accountants addressed to the Securities and Exchange Commission stating whether or not they agree with the Registrant's response to this Item is filed as an Exhibit hereto.

(e) The decision to change accountants was approved by the Board of Directors of the Registrant.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.
          -----------------------------------------------------------------

         Exhibits

         Letter from Ferrari & Associates, P. C. in accordance with Item 4(d).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          BRL HOLDINGS, INC.


                                               /s/ R. Bruce Reeves, President

Dated:   July 24, 2001

                  FERRARI  ASSOCIATES, P. C.
                  --------------------------
                  2045 Magpie Court, Newbury, CA 91320
                  PH 310-477-3722





July 24, 2001


Securities and Exchange Commission
Washington, D. C. 20549


Gentlemen:

We have read the  statement  made by BRL  HOLDINGS,  INC.  (Formerly  Biorelease
Corp), which we understand were filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated July 24, 2001. We agree with the statement contained therein.


Very truly yours,


/s/ Ferrari & Associates, P. C.
    --------------------------
    Ferrari & Associates, P.C.